UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2022

Date of reporting period:  March 31, 2022

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report March 31, 2022

Poplar Forest Funds

Poplar Forest Partners Fund
Class A (PFPFX)
Class I (IPFPX)

Poplar Forest Cornerstone Fund
Investor Class (IPFCX)

POPLAR FOREST FUNDS

TABLE OF CONTENTS

Performance	1
Letter to Shareholders	2
Sector Allocation of Portfolio Assets	11
Expense Example	13
Schedules of Investments	15
Statements of Assets and Liabilities	22
Statements of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	27
Notes to Financial Statements	30
Notice to Shareholders	41
Approval of Investment Advisory Agreement	42
Statement Regarding Liquidity Risk Management Program	46
Privacy Notice	47

POPLAR FOREST FUNDS

Performance of each fund class for the 6-month, 1-, 5-, 10-year and since inception periods as of March 31, 2022 is as follows:

Returns for periods greater than 1 year have been annualized. The 60/40 blended index comprises 60% S&P 500® Index and 40% Bloomberg U.S. Aggregate Bond Index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-522-8860. Performance for Class A shares with load reflects a maximum 5.00% sales charge. Class A shares without load do not take into account any sales charges which would reduce performance.

As of the Funds’ most recently filed registration statement, the Partners Fund Class A shares gross expense ratio is 1.31%; net expense ratio is 1.20% and is applicable to investors. The Partners Fund Institutional Class shares gross expense ratio is 1.06%; net expense ratio is 0.95% and is applicable to investors. The Cornerstone Fund gross expense ratio is 1.53%; net expense ratio is 0.90% and is applicable to investors. The Adviser has contractually agreed to the fee waiver through at least January 27, 2023.

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST FUNDS

Portfolio Manager Commentary

Dear Shareholder,

My father taught me to drive in a sky-blue Ford pickup truck with “three on the tree” – a three-speed manual transmission whose gearshift was mounted on the steering column. Dad’s hands-on lessons were terrific, but for sheer shock value, they paled in comparison to the gory car crash videos my classmates and I were forced to watch in Drivers Education class. Our teacher seemed determined to scare all of us into driving safely. Of all the lessons he drilled into us, he repeated one more than any other: “Drive defensively.”

These days, the investment highway seems more treacherous than an L.A. freeway in a rainstorm. Among the obstacles in any stock picker’s path: resurgent COVID in Europe and Asia, the Russian invasion of Ukraine and the resulting sanctions, soaring commodity prices, plunging consumer confidence, and last but not least, the Federal Reserve’s recent decision to finally begin normalizing monetary policy. These driving conditions led to a number of traffic accidents as evidenced by the recent 13% selloff in the S&P 500 Index (“S&P 500”) between January 3rd and March 8th. During this time, the Russell Value Index outperformed its Growth sibling. Value has become defensive again, just as it was in the aftermath of the late 1990s Tech Bubble.

At Poplar Forest, we aren’t assembling our portfolios in a vacant parking lot; we’ve had to stay keenly aware of other drivers. And that has paid off. Our portfolios held up well during the 1Q2022 stock market correction and for the six months ending March 31, 2022, the Partners Fund had a gain of 11.26% as compared to the Russell 1000 Value Index which had a gain of 6.98% and the Russell 1000 Growth Index which had a gain of only 1.54%. As we have said in the past, when value beats growth, we expect to beat both. The recent quarter provided more evidence supporting that contention. And with our portfolio being valued at less than 11x earnings despite prospects for 8-10% annual earnings growth, we remain very excited about prospective returns.

We have continued to follow the road less traveled in search of new opportunities. During the last six months, we identified four new investments and added them to our portfolios. They are in the media, consumer staples, consumer healthcare and transportation industries.  They are “self-help” investments offering idiosyncratic profit improvement opportunities that are in most instances independent of the external environment – profit improvement potential that we believe is significantly underestimated by investors.

As we survey the road ahead, our biggest concern is inflation. If left unchecked, inflation eats away at the purchasing power of our investments. In an environment of ridiculously low interest rates, inflation is a value transfer from savers to borrowers. In the long run, taxing savings and subsidizing borrowing is bad public policy and can lead to serious misallocations of capital across the economy. At its essence, high inflation readings are a reflection of a basic truth – demand exceeds supply for just about everything in the economy right now: gasoline, food, cars, housing, semiconductors, etc. Inflation seems likely to continue to erode purchasing power until demand and supply come more into balance. This is particularly a challenge for low-income consumers and retirees living on a fixed income.

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST FUNDS

COVID Constrained Supply + Stimulus Driven Demand = Inflation

Two years ago, lockdowns intended to limit the spread of COVID resulted in a six-month, 10% economic contraction, as measured by inflation-adjusted Gross Domestic Profit (“real GDP”). To put that in context, during the Global Financial Crisis (GFC), real GDP shrank 4% over twelve months. The COVID lockdowns led to a 14.4% decline in jobs in just two months (as compared to a 6.3% loss over 21 months during the GFC). The Global Financial Crisis was, by a factor of two, the worst recession since World War II, and the COVID Crisis was more than twice as bad as the GFC.

In and of itself, a 14.4% decline in employment would have been devastating for the U.S. economy. The U.S. Federal Reserve (the “Fed”) and Congress responded with unprecedented monetary and fiscal stimulus. As a result, the economic hardships from COVID were dampened and demand for goods remained strong as we all settled into new work-from-home routines. Within 15 months of the lockdowns, consumer spending was at all time high levels.

With demand having largely recovered from the COVID Crisis by late spring 2021, it would have been prudent for the Fed to begin normalizing monetary policy. But they didn’t. Instead, even though we were no longer in a crisis, the Fed continued with crisis-based policies. Stimulus driven demand quickly came up against COVID-constrained supply. Real GDP grew by 7% in the fourth quarter of 2021 (as compared with roughly 2% per year since the GFC), yet the Fed continued to leave interest rates unchanged while adding to their already bloated balance sheet by buying more bonds. With the Fed failing to do its job, the free market was left to use price as the mechanism to balance the books between elevated demand and constrained supply.

With free markets behind the wheel, investor focus has shifted to demand-destruction, for example: with consumers paying more for gasoline, they have less to spend on clothes. Some worry that reduced consumer spending could drive us into recession. I think that is unlikely given the underlying strength of the economy, but I acknowledge the disquieting message of plunging consumer confidence. While the road ahead may be bumpy, I remain hopeful that supply will recover more quickly than feared. We are starting to see the first signs of that when we talk with companies. While it is understandable that short-term traders may sell stocks based on potential revenue headwinds, normalized earnings and free cash flows should be relatively unaffected. Given our differentiated time horizon, these short-term selloffs may create opportunities for our long-term investment process.

We are currently finding lots of compelling opportunities and I feel a bit like the proverbial kid in a candy store – I just wish I had a bigger shopping cart! We love the companies we own and they collectively trade at a 45% discount to the S&P 500 (based on relative multiples of estimated earnings over the next 12 months) despite comparable earnings growth, solid balance sheets and above market dividend yields. Bluntly put, we don’t want to sell any of them right now. To fund the purchase of new investments, we expanded the Poplar Forest garage, which usually holds ~30 investment vehicles, to make room for four more.

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST FUNDS

Potential Potholes: COVID, War, Consumer Confidence, Interest Rates

Here in the U.S., COVID cases have declined by more than 90% from the Omicron peak. In Europe, the news is not as good as case counts only fell around 50% from their peak, and they have started rising again. China is even more troubling as their zero COVID policy has resulted in limited herd immunity. In the short-term, lockdowns in China and the potential for COVID absenteeism in Europe could exacerbate currently constrained supply. Factories can’t run at full capacity if their workforce is out sick. We will continue to monitor COVID data for signs of an emerging new variant that could derail a recovery in supply.

Likewise, the Russian invasion of Ukraine is not just a humanitarian disaster, it also adds to the world’s supply problems.  Sanctions have constrained Russian oil exports, and higher gasoline prices have reduced consumers’ disposable income. Transportation costs are climbing and will make their way into the prices of finished goods. The prices of metals and agricultural products have also risen dramatically and these increases will further erode consumer purchasing power. The European economy was a bit weaker than the U.S. economy prior to the invasion, and given the geography, the war may push Europe into recession. We will be closely monitoring the situation in Ukraine and, in particular, the evolution of sanctions.

Given these challenges, it probably shouldn’t be a surprise to see the recent decline in Consumer Confidence as reported by the University of Michigan. The current sentiment measure has fallen below the lows seen during the depth of the COVID Crisis and is a data point that is historically inconsistent – at this point in the recovery from a recession, people are usually feeling better. A pessimist would look at this chart and think that gloomy consumers will cut back on spending thus increasing the odds of recession. I look at it differently. I get concerned when conditions look too good to continue. During the peak of the Tech Bubble’s excesses, sentiment exceeded 100 on Michigan’s scale; today we are below 70 – that suggests a lot of upside potential. If I’m right about the underlying strength of the economy, we should see this economic indicator start to move higher.

Source: St. Louis Fed; University of Michigan. Start date = 01/01/1981, end date = 03/01/2022

Poplar Forest Funds Semi-Annual Report, March 2022

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While I believe the Fed is woefully behind in its efforts to at least normalize monetary policy, in March they at least took a first baby step with a 0.25% increase in short-term rates (and they suggested they will soon start to shrink their $9 trillion portfolio of bonds). Despite this, interest rates that are well below the rate of inflation continue to encourage borrowing in an effort to stimulate economic growth. Monetary policy is highly accommodative and the Fed will have to dramatically change its behavior if it wants to avoid being written up for reckless driving. With this first move, the Fed has begun to slowly take its foot off the gas but this seems insufficient to slow down the race car that is the U.S. economy.

As you can see in the graph above, during recessions short-term interest rates are typically cut to a level below inflation to encourage growth. With the exception of the post-GFC era, later in the economic cycle, when demand is more robust, short-term interest rates have been increased to a level 2-3% above inflation in order to cool the economy. Even after March’s 0.25% increase, interest rates continue to be at historically low levels as compared to inflation. The Fed has not fundamentally changed its driving behavior despite getting a speeding ticket for the highest inflation in forty years!

We will be closely monitoring the bond market (credit spreads and the slope of the yield curve) for signs of stress, but our working assumption is that both short- and long-term interest rates will end up higher than expected by most market participants. Given the correlation between interest rates and stock price valuations, the S&P 500 could end up spinning its wheels as continued earnings growth is offset by lower valuations. This dynamic could continue to be a major challenge for the sports cars of the stock market (highly valued growth stocks), but should be less of an issue for the companies we own, given the four-wheel-drive power of their low absolute and relative valuations.

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST FUNDS

Help Navigating the Road Ahead

A recent study from the American Automobile Association (AAA) confirms what we’ve all seen firsthand – there are more risky drivers on the road. AAA’s study found a marked increase in “younger and disproportionately male” drivers who are “a statistically riskier driver group than the average population.” Meanwhile, “safety-minded individuals” are driving less. If ever there were a time to practice defensive driving, it’s now!

Just as highways are crowded with more speed demons, the stock market seems to have more risky investors zigging and zagging about. I’m glad that I don’t have to navigate all this traffic by myself. For years now, Derek Derman has been riding shotgun alongside me. He initially joined Poplar Forest in September 2011 as an analyst covering financial service companies. After putting up several years of outstanding investment results, he joined me as Co-Portfolio Manager when we launched the Cornerstone Fund in 2014. Derek and I have worked very closely ever since and I have grown to appreciate his sensitivity to risk. Derek has a keen eye for black ice and other dangers that could leave us broken down on the side of the road. In recognition of his contributions, I have named Derek Co-Portfolio Manager for the Poplar Forest Partners Fund.

While I will continue to be the guy driving the bus, I hope you will enjoy the ride a little more knowing that Derek, a 25-year investment veteran, is my co-pilot. I’m hopeful that with Derek’s help, we’ll have a smooth ride for many years to come. I want to be clear; I am just 56 years old, in great health, and I have no intention of getting out of the drivers’ seat. But if something unexpected were ever to happen to me, I have every confidence that Derek, with the support of our outstanding analyst team, would keep driving in the direction of long-term investment success.

The era between the Global Financial Crisis and COVID was a challenging one for value investors. Many of you have been with me since the beginning and I appreciate the support you showed us when it appeared that we were getting left in the dust. Times appear to be changing – value has begun to outperform while also being defensive in recent market drawdowns. Like the Tortoise in Aesop’s fairy tale, we have consistently followed our long-standing investment process despite what appeared to be an insurmountable lead held by the growth stock Hare. Investing isn’t a quarter mile drag race, it’s more like the multi-day, 6,200-mile Dakar Rally from Paris to Dakar Senegal. I believe we have the endurance, the equipment, and the crew to not just finish at Dakar, but to end up in the winners’ circle.

J. Dale Harvey
Founder, CIO and Portfolio Manager
March 31, 2022

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST FUNDS

Partners Fund Portfolio Review

The Partners Fund Institutional Class shares produced a return of 11.26% while Class A shares (no load) produced an 11.15% return for the six months ended March 31, 2022.  This compared to a return of 5.92% for the S&P 500 and 6.98% for the Russell 1000 Value Index. Relative to the S&P 500, the Fund’s top contributing sectors were Energy, Healthcare and Consumer Discretionary; whereas, the bottom contributing sectors were Communication Services, Information Technology and Consumer Staples. At the security level, the Fund’s top contributors to overall performance were Chevron, Dollar Tree, Murphy Oil, National Fuel Gas and AmerisourceBergen. Bottom contributors included Citigroup, Ally Financial, AT&T, Iveco and MillerKnoll.

The implications of inflation and rising interest rates

While we aren’t top down investors and are committed to our bottom up process, it is often necessary to evaluate macroeconomic factors when considering different future scenarios for our portfolio companies.  The 20-year highs being recorded for inflation have caused concern at the Federal Reserve and led Chairman Powell to signal that significant rate increases are coming in 2022.  Slowing economic growth in Europe and China combined with recent softening prices for various commodities suggests near-term inflation trends may weaken relative to the 8%+ consumer price index (CPI) reading in March.  Unfortunately, however, there are also plenty of reasons to think that inflation above 2% may persist beyond 2022.  Two reasons to think above average rates of inflation will endure beyond 2022 are: (1) historical underinvestment in many essential commodities; and (2) record low unemployment rates in the United States.

At Poplar Forest a conservative approach to valuation multiples has long been our North Star.  We continue to emphasize balance when thinking through the potential impacts of inflation and rising interest rates on portfolio construction.  On the one hand, our portfolio companies across the energy, materials, and financial services industries will likely benefit from rising inflation and interest rates.  On the other hand, we are mindful that rate increases, the withdrawal of fiscal stimulus, and adverse geopolitical developments may dampen economic growth.  To mitigate the portfolio impact of potential economic weakness, we have maintained a healthy mix of more defensive businesses across the healthcare and consumer staples sectors.

In addition, we apply a strict valuation discipline that emphasizes absolute returns, not relative returns. Many investment strategies have anchored their valuation frameworks to market multiples and benefitted from a consistent valuation tailwind as multiples expanded over the last 10 years.  These same relative value strategies may struggle in coming years if the S&P 500 P/E multiple declines from 18x forward earnings to the mid-teens range associated with higher interest rate environments, such as in the 2000’s.

Company specific self-help opportunities and low absolute valuations are the primary themes uniting our diverse and balanced collection of companies including the recent additions to our portfolio.  For the six months ending March 31, 2022, we made new investments in Discovery, a media company, that has since merged with WarnerMedia and we believe has the experience to successfully integrate the two companies; Phillip Morris, a consumer staples company, which has a healthy 5% dividend, A-rated balance sheet, and defensive business model which is in the middle innings of an underappreciated transformation, and Perrigo, a consumer healthcare company and

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST FUNDS

FedEx, a transportation business, both of which are facing specific issues that have depressed profitability. We believe action plans are in place to improve operating margins that are independent of the external environment.

Cornerstone Fund Portfolio Review

The Cornerstone Fund produced a 7.75% return compared to a 1.16% return for a 60/40 blend of the S&P 500® and the Bloomberg U.S. Aggregate Bond Index for the six months ended March 31, 2022.

At the security level, the Fund benefitted from top contributing equity investments Chevron, Dollar Tree, Murphy Oil, AmerisourceBergen and National Fuel Gas. The bottom contributing equity investments were Citigroup, Ally Financial, AT&T, Apollo Global and MillerKnoll.

While the overlap between the equities owned in the Cornerstone and Partners Funds is high, the Cornerstone Fund remains far more defensive with roughly 27% in cash, equivalents and fixed income investments. Normally, we expect the Fund to hold between 25% and 50% in fixed income securities.

In the Cornerstone Fund, we remain focused on trying to manage downside risk while also striving to protect our investors’ long-term purchasing power. With equities accounting for approximately 65%-75% of the Fund, the potential draw-down in a weak stock market environment should be less than what we would expect from the Partners Fund. Considering the current interest rate environment, we are primarily focused on short term fixed income securities.

As we look ahead, we believe our portfolio is well positioned to generate solid inflation-adjusted returns. The Fund remains focused on high quality companies that are trading at what we believe are discounted valuations, while our bond selections continue to emphasize our goal of capital preservation.

Disclosures

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investing in small and medium-sized companies may involve greater risk than investing in larger, more established companies because they can be subject to greater share price volatility.  The Funds may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks are usually greater in emerging markets.  The Funds may invest in debt securities which typically decrease in value when interest rates rise. Asset-backed and mortgage-backed securities include market risk, interest rate risk, credit risk and prepayment risk.  This risk is usually greater for longer-term debt securities.  When a Fund invests in an exchange-traded fund (“ETF”) or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees. The Funds may invest in options, which may be subject to greater fluctuations in value than an investment in the underlying securities. Value stocks typically are less volatile than growth stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Earnings growth is not a measure of a Fund’s future performance.

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST FUNDS

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  For a complete list of holdings, please refer to the schedule of investments in this report.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Poplar Forest Capital LLC is the adviser to the Poplar Forest Funds which are distributed by Quasar Distributors, LLC.

The Partners Fund top ten holdings and weightings as of 3/31/22 are as follows:

Chevron	5.29%
Dollar Tree	4.98
AmerisourceBergen	4.61
Wells Fargo	4.50
American International Group	4.46
Allstate Corp	4.21
National Fuel Gas	4.13
Equitable Holdings	3.92
CVS Health	3.81
AT&T	3.72

The Cornerstone Fund top ten equity holdings and weightings as of 3/31/22 are as follows:

Dollar Tree	3.37%
AmerisourceBergen	3.07
Murphy Oil	2.73
Allstate Corp.	2.66
Chevron	2.63
United Therapeutics	2.63
Organon	2.52
National Fuel Gas	2.50
American International Group	2.38
Equitable Holdings	2.37

The S&P 500® Index: is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

The Russell 1000® Value index: measures the performance of the Russell 1000’s value segment, which is defined to include firms whose share prices have lower price/book ratios and lower expected long/term mean earnings growth rates.

The Bloomberg U.S. Aggregate Bond Index: is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Blended index: (also known as a blended benchmark) is a combination of two or more indices in varying percentages. To take a simple example, if an investor’s assets are allocated to 60% stocks and 40% bonds, the portfolio’s performance might be best

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST FUNDS

measured against a blended benchmark consisting of 60% in a stock index (e.g. S&P 500® index) and 40% in a bond index (e.g. Bloomberg U.S. Aggregate Bond Index).

The Consumer Price Index (CPI): is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.  The annual percentage change in a CPI is used as a measure of inflation.

Russell 1000® Growth Index: Measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged.

It is not possible to invest directly in an index.

Credit Spread: A credit spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.

Earnings Per Share (EPS): is the net income of a company divided by the total number of shares it has outstanding.

Free Cash Flow (cash flow): is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

Price/Earnings (P/E) Ratio: is a common tool for comparing the prices of different common stocks and is calculated by dividing the earnings per share into the current market price of a stock.

Yield Curve: A yield curve is a line that compares yields of bonds having equal credit quality but differing maturity dates. In general, bonds with longer maturity dates offer higher yields than bonds with shorter maturity dates producing an upward sloping yield curve.

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST PARTNERS FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2022 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST CORNERSTONE FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2022 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST FUNDS

EXPENSE EXAMPLE at March 31, 2022 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/21 – 3/31/22).

Actual Expenses
For each class of each Fund, two lines are presented in the tables below, with the first line providing information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class of each Fund, the second line provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the tables for each class of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Poplar Forest Funds Semi-Annual Report, March 2022

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EXPENSE EXAMPLE at March 31, 2022 (Unaudited), Continued

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	10/1/21	3/31/22	10/1/21 – 3/31/22	Ratio*
Poplar Forest Partners Fund

Class A Shares
Actual	$1,000.00	$1,111.50	$6.32	1.20%
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.95	$6.04	1.20%

Institutional Class Shares
Actual	$1,000.00	$1,112.60	$5.00	0.95%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.19	$4.78	0.95%

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	10/1/21	3/31/22	10/1/21 – 3/31/22	Ratio*
Poplar Forest Cornerstone Fund

Investor Class Shares
Actual	$1,000.00	$1,077.50	$4.66	0.90%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.44	$4.53	0.90%

*
Expenses are equal to the annualized expense ratio of each class, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2022 (Unaudited)

Shares	COMMON STOCKS – 96.4%	Value
	Aerospace & Defense – 2.3%
53,500	Curtiss-Wright Corp.	$8,033,560

	Air Freight & Logistics – 1.0%
15,500	FedEx Corp.	3,586,545

	Banks – 7.1%
170,000	Citigroup, Inc.	9,078,000
327,000	Wells Fargo & Co.	15,846,420
		24,924,420
	Biotechnology – 3.1%
61,000	United Therapeutics Corp. (b)	10,944,010

	Commercial Services & Supplies – 1.8%
187,000	Herman Miller, Inc.	6,462,720

	Consumer Finance – 3.3%
267,500	Ally Financial, Inc.	11,630,900

	Diversified Financial Services – 3.9%
447,000	Equitable Holdings, Inc.	13,816,770

	Diversified Telecommunication Services – 3.7%
555,000	AT&T, Inc.	13,114,650

	Food Products – 2.5%
266,500	Conagra Brands, Inc.	8,946,405

	Gas Utilities – 4.1%
212,000	National Fuel Gas Co.	14,564,400

	Health Care Providers & Services – 8.4%
105,000	AmerisourceBergen Corp.	16,244,550
132,500	CVS Health Corp.	13,410,325
		29,654,875
	Hotels, Restaurants & Leisure – 2.7%
243,500	Las Vegas Sands Corp. (b)	9,464,845

	Household Durables – 1.9%
315,000	Newell Brands, Inc.	6,744,150

	Insurance – 10.4%
107,000	Allstate Corp.	14,820,570
250,500	American International Group, Inc.	15,723,885
90,500	Lincoln National Corp.	5,915,080
		36,459,535
	IT Services – 6.3%
324,500	DXC Technology Co. (b)	10,588,435
90,500	International Business Machines Corp.	11,766,810
		22,355,245

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2022 (Unaudited), Continued

Shares		Value
	Machinery – 2.7%
530,000	CNH Industrial NV (a)	$8,405,800
144,000	Iveco Group N.V. (a)(b)	936,000
		9,341,800
	Media – 1.1%
150,000	Discovery, Inc. – Class A (b)	3,738,000

	Metals & Mining – 1.3%
24,500	Reliance Steel & Aluminum Co.	4,492,075

	Multi-Line Retail – 5.0%
109,500	Dollar Tree, Inc. (b)	17,536,425

	Oil, Gas & Consumable Fuels – 8.1%
114,500	Chevron Corp.	18,644,035
242,000	Murphy Oil Corp.	9,774,380
		28,418,415
	Pharmaceuticals – 8.3%
135,000	Merck & Co., Inc.	11,076,750
306,500	Organon & Co.	10,706,045
198,000	Perrigo Co. PLC (a)	7,609,140
		29,391,935
	Specialty Retail – 3.4%
57,500	Advance Auto Parts, Inc.	11,900,200

	Textiles, Apparel & Luxury Goods – 2.0%
191,500	Tapestry, Inc.	7,114,225

	Tobacco – 2.0%
74,000	Philip Morris International, Inc.	6,951,560
	TOTAL COMMON STOCKS
	(Cost $241,818,358)	339,587,665

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2022 (Unaudited), Continued

Shares	MONEY MARKET FUND – 3.4%	Value
12,139,208	Morgan Stanley Institutional Liquidity Funds –
	Treasury Portfolio – Institutional Class, 0.19% (c)	$12,139,208
	TOTAL MONEY MARKET FUND
	(Cost $12,139,208)	12,139,208
	Total Investments in Securities
	(Cost $253,957,566) – 99.8%	351,726,873
	Other Assets in Excess of Liabilities – 0.2%	614,898
	NET ASSETS – 100.0%	$352,341,771

(a)	U.S. traded security of a foreign issuer.
(b)	Non-income producing security.
(c)	Rate shown is the 7-day annualized yield at March 31, 2022.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2022 (Unaudited)

Shares	COMMON STOCKS – 71.5%	Value
	Aerospace & Defense – 2.3%
5,000	Curtiss-Wright Corp.	$750,800

	Air Freight & Logistics – 1.0%
1,500	FedEx Corp.	347,085

	Banks – 3.7%
10,000	Citigroup, Inc.	534,000
14,200	Wells Fargo & Co.	688,132
		1,222,132
	Biotechnology – 2.6%
4,800	United Therapeutics Corp. (a)	861,168

	Commercial Services & Supplies – 1.8%
17,000	Herman Miller, Inc.	587,520

	Consumer Finance – 2.0%
15,200	Ally Financial, Inc.	660,896

	Diversified Financial Services – 3.1%
4,021	Apollo Global Management, Inc.	249,262
25,100	Equitable Holdings, Inc.	775,841
		1,025,103
	Diversified Telecommunication Services – 2.2%
31,100	AT&T, Inc.	734,893

	Food Products – 2.3%
22,300	Conagra Brands, Inc.	748,611

	Gas Utilities – 2.5%
11,900	National Fuel Gas Co.	817,530

	Health Care Providers & Services – 6.5%
6,500	AmerisourceBergen Corp.	1,005,615
800	Anthem, Inc.	392,976
7,300	CVS Health Corp.	738,833
		2,137,424
	Hotels, Restaurants & Leisure – 2.2%
18,500	Las Vegas Sands Corp. (a)	719,095

	Household Durables – 1.7%
25,700	Newell Brands, Inc.	550,237

	Insurance – 6.7%
6,300	Allstate Corp.	872,613
12,400	American International Group, Inc.	778,348
8,500	Lincoln National Corp.	555,560
		2,206,521

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2022 (Unaudited), Continued

Shares		Value
	IT Services – 4.0%
19,500	DXC Technology Co. (a)	$636,285
5,200	International Business Machines Corp.	676,104
		1,312,389
	Machinery – 2.1%
39,600	CNH Industrial NV (c)	628,056
8,340	Iveco Group N.V. (a)(c)	54,210
		682,266
	Media – 1.0%
12,900	Discovery, Inc. – Class A (a)	321,468

	Metals & Mining – 1.3%
2,300	Reliance Steel & Aluminum Co.	421,705

	Multi-Line Retail – 3.4%
6,900	Dollar Tree, Inc. (a)	1,105,035

	Oil, Gas & Consumable Fuels – 5.4%
5,300	Chevron Corp.	862,999
22,100	Murphy Oil Corp.	892,619
		1,755,618
	Pharmaceuticals – 6.8%
9,100	Merck & Co., Inc.	746,655
23,600	Organon & Co.	824,348
17,200	Perrigo Co. PLC (c)	660,996
		2,231,999
	Software – 0.9%
2,500	VMware, Inc.	284,675

	Specialty Retail – 2.0%
3,200	Advance Auto Parts, Inc.	662,272

	Textiles, Apparel & Luxury Goods – 2.1%
18,200	Tapestry, Inc.	676,130

	Tobacco – 1.9%
6,500	Philip Morris International, Inc.	610,610
	TOTAL COMMON STOCKS
	(Cost $17,273,589)	23,433,182

Principal
Amount	CORPORATE BONDS – 6.6%
	Banks – 2.1%
	Citizens Financial Group, Inc.
$700,000	3.750%, 7/1/24	702,434

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2022 (Unaudited), Continued

Principal
Amount		Value
	Food Products – 2.2%
	McCormick & Company, Inc.
$715,000	3.500%, 9/1/23	$720,422

	Professional Services – 2.3%
	Equifax, Inc.
750,000	3.300%, 12/15/22	754,132
	TOTAL CORPORATE BONDS
	(Cost $2,193,452)	2,176,988

	U.S. TREASURY NOTES – 10.1%
	U.S. Treasury Floating Rate Note
650,000	0.655%, (USBMMY3M + 0.049%), 1/31/23 (d)	650,809
	U.S. Treasury Note TIPS
828,835	0.125%, 7/15/24	870,818
824,340	0.250%, 7/15/29	882,577
	U.S. Treasury Notes
310,000	0.500%, 11/30/23	301,529
145,000	0.750%, 12/31/23	141,350
165,000	0.875%, 1/31/24	160,933
165,000	1.500%, 2/29/24	162,725
145,000	2.250%, 3/31/24	144,909
	TOTAL U.S. TREASURY NOTES
	(Cost $3,234,866)	3,315,650

	PREFERRED STOCK – 2.0%
	Consumer Finance – 2.0%
700,000	Ally Financial, Inc. – Series B, 4.70%	657,566
	TOTAL PREFERRED STOCK
	(Cost $713,347)	657,566

	MONEY MARKET FUND – 2.8%
903,054	Morgan Stanley Institutional Liquidity Funds –
	Treasury Portfolio – Institutional Class, 0.19% (b)
	TOTAL MONEY MARKET FUND
	(Cost $903,054)	903,054

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2022 (Unaudited), Continued

Principal
Amount	U.S. TREASURY BILLS – 6.9% (e)	Value
$175,000	0.06%, 4/7/22	$174,996
330,000	0.15%, 5/5/22	329,946
155,000	0.09%, 6/2/22	154,913
145,000	0.21%, 6/30/22	144,815
330,000	0.50%, 8/4/22	329,091
165,000	0.67%, 9/1/22	164,362
175,000	0.09%, 10/6/22	174,064
175,000	0.16%, 11/3/22	173,954
155,000	0.24%, 12/1/22	153,834
145,000	0.39%, 12/29/22	143,659
165,000	1.15%, 2/23/23	162,888
145,000	1.59%, 3/23/23	142,774
	TOTAL U.S. TREASURY BILLS
	(Cost $2,253,879)	2,249,296
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $3,156,933)	3,152,350
	Total Investments in Securities
	(Cost $26,572,187) – 99.9%	32,735,736
	Other Assets in Excess of Liabilities – 0.1%	16,470
	NET ASSETS – 100.0%	$32,752,206

TIPS – Treasury Inflation Protected Securities
USBMMY3M – U.S. Treasury 3 Month Bill Money Market Fund
(a)	Non-income producing security.
(b)	Rate shown is the 7-day annualized yield at March 31, 2022.
(c)	U.S. traded security of a foreign issuer.
(d)	Variable or floating rate security based on a reference index and spread. The rate reported is the rate in effect as of March 31, 2022.
(e)	Rate shown is the discount rate at March 31, 2022.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2022 (Unaudited)

	Poplar Forest	Poplar Forest
	Partners Fund	Cornerstone Fund
ASSETS
Investments in securities, at value (identified cost
$253,957,566 and $26,572,187, respectively)	$351,726,873	$32,735,736
Receivables
Fund shares issued	2,623,092	—
Dividends and interest	512,969	57,435
Prepaid expenses	19,211	4,600
Total assets	354,882,145	32,797,771
LIABILITIES
Payables
Fund shares redeemed	2,174,858	—
Due to Adviser	220,922	7,790
12b-1 fees	18,055	—
Custody fees	9,793	1,627
Administration and fund accounting fees	50,817	15,578
Transfer agent fees and expenses	40,000	4,257
Audit fees	11,219	10,743
Chief Compliance Officer fee	2,066	2,066
Trustee fees and expenses	526	129
Accrued expenses	12,118	3,375
Total liabilities	2,540,374	45,565
NET ASSETS	$352,341,771	$32,752,206

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2022 (Unaudited), Continued

	Poplar Forest	Poplar Forest
	Partners Fund	Cornerstone Fund
CALCULATION OF NET ASSET VALUE PER SHARE
Class A Shares
Net assets applicable to shares outstanding	$29,268,894	$—
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	539,153	—
Net asset value and redemption price per share	$54.29	$—
Maximum offering price per share (Net asset value
per share divided by 95.00%)	$57.15	$—

Investor Class Shares
Net assets applicable to shares outstanding	$—	$32,752,206
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	—	1,059,552
Net asset value, offering and redemption price per share	$—	$30.91

Institutional Class Shares
Net assets applicable to shares outstanding	$323,072,877	$—
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	5,948,374	—
Net asset value, offering and redemption price per share	$54.31	$—
COMPONENTS OF NET ASSETS
Paid-in capital	$236,091,382	$24,852,370
Total distributable earnings	116,250,389	7,899,836
Net assets	$352,341,771	$32,752,206

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST FUNDS

STATEMENTS OF OPERATIONS For the Year Ended March 31, 2022 (Unaudited)

	Poplar Forest	Poplar Forest
	Partners Fund	Cornerstone Fund
INVESTMENT INCOME
Income
Dividends	$3,979,468	$262,363
Interest	1,255	106,169
Total Income	3,980,723	368,532
Expenses
Advisory fees (Note 4)	1,385,050	124,197
Administration and fund accounting fees (Note 4)	147,334	47,890
Transfer agent fees and expenses (Note 4)	65,435	9,918
Sub-transfer agent fees (Note 4)	38,326	446
12b-1 fees – Class A shares (Note 5)	33,037	—
Registration fees	18,843	4,186
Custody fees (Note 4)	18,671	2,868
Audit fees	11,219	9,743
Printing and mailing expense	8,594	2,593
Trustees fees and expenses	7,900	7,504
Chief Compliance Officer fee (Note 4)	6,233	6,233
Legal fees	4,164	4,168
Insurance expense	3,162	1,335
Miscellaneous	13,439	2,835
Total expenses	1,761,407	223,916
Less: Advisory fees waived (Note 4)	(145,170)	(84,195)
Net expenses	1,616,237	139,721
Net investment income	2,364,486	228,811
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	20,232,161	1,639,445
Net change in unrealized appreciation on investments	12,193,046	383,738
Net realized and unrealized gain on investments	32,425,207	2,023,183
Net Increase in Net Assets Resulting from Operations	$34,789,693	$2,251,994

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST PARTNERS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2022	Year Ended
	(Unaudited)	September 30, 2021
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$2,364,486	$4,885,897
Net realized gain from investments	20,232,161	39,388,544
Net change in unrealized appreciation/
(depreciation) on investments	12,193,046	78,809,934
Net increase in net assets
resulting from operations	34,789,693	123,084,375
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders –
Class A Shares	(3,177,349)	(415,085)
Net dividends and distributions to shareholders –
Institutional Class Shares	(38,843,292)	(5,476,997)
Total dividends and distributions to shareholders	(42,020,641)	(5,892,082)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	45,972,234	(13,007,866)
Total increase in net assets	38,741,286	104,184,427
NET ASSETS
Beginning of period	313,600,485	209,416,058
End of period	$352,341,771	$313,600,485

(a)	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2022		Year Ended
	(Unaudited)		September 30, 2021
Class A Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	79,826	$4,291,006	25,420	$1,304,406
Shares issued on
reinvestments of distributions	53,592	2,723,003	8,381	359,307
Shares redeemed	(24,789)	(1,351,254)	(75,059)	(3,502,736)
Net increase/(decrease)	108,629	$5,662,755	(41,258)	$(1,839,023)

	Six Months Ended
	March 31, 2022		Year Ended
	(Unaudited)		September 30, 2021
Institutional Class Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	766,922	$41,297,657	761,086	$38,036,211
Shares issued on
reinvestments of distributions	561,705	28,529,000	95,132	4,077,349
Shares redeemed	(543,623)	(29,517,178)	(1,080,237)	(53,282,403)
Net increase/(decrease)	785,004	$40,309,479	(224,019)	$(11,168,843)

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST CORNERSTONE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2022	Year Ended
	(Unaudited)	September 30, 2021
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$228,811	$548,438
Net realized gain from investments	1,639,445	2,924,392
Net change in unrealized appreciation/
(depreciation) on investments	383,738	5,994,523
Net increase in net assets
resulting from operations	2,251,994	9,467,353
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders –
Investor Class Shares	(3,563,788)	(472,669)
Total dividends and distributions to shareholders	(3,563,788)	(472,669)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	4,620,594	(2,174,853)
Total increase in net assets	3,308,800	6,819,831
NET ASSETS
Beginning of period	29,443,406	22,623,575
End of period	$32,752,206	$29,443,406

(a)	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2022		Year Ended
	(Unaudited)		September 30, 2021
Class A Shares*	Shares	Paid-in Capital	Shares	Paid-in Capital
Payment for conversion
of Class A shares	—	$—	(22,671)	$(515,549)
Shares redeemed	—	—	(1,124)	(26,622)
Net decrease	—	$—	(23,795)	$(542,171)

	Six Months Ended
	March 31, 2022		Year Ended
	(Unaudited)		September 30, 2021
Investor Class Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	53,630	$1,679,926	9,455	$309,101
Proceeds from conversion
of Class A shares	—	—	22,612	515,549
Shares issued on reinvestments
of distributions	114,029	3,375,255	17,427	457,118
Shares redeemed	(14,272)	(434,587)	(113,808)	(2,914,450)
Net increase/(decrease)	153,387	$4,620,594	(64,314)	$(1,632,682)

*	Class A Shares converted to Investor Class Shares on October 30, 2020. See Note 1 in the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Class A Shares

	Six Months
	Ended		Year Ended September 30,
	March 31,
	2022		2021	2020	2019	2018	2017
	(Unaudited)
Net asset value,
beginning of period	$55.97		$35.69	$42.22	$52.65	$50.88	$46.61
Income from
investment operations:
Net investment income^	0.33		0.74	0.74	0.58	0.39	0.67
Net realized and unrealized
gain/(loss) on investments	5.40		20.48	(6.65)	(6.50)	3.77	4.49
Total from
investment operations	5.73		21.22	(5.91)	(5.92)	4.16	5.16
Less distributions:
From net
investment income	(0.94)		(0.94)	(0.62)	(0.50)	(0.85)	(0.18)
From net realized
gain on investments	(6.47)		—	—	(4.01)	(1.54)	(0.71)
Total distributions	(7.41)		(0.94)	(0.62)	(4.51)	(2.39)	(0.89)
Net asset value,
end of period	$54.29		$55.97	$35.69	$42.22	$52.65	$50.88

Total return	11.15	%+	60.26%	-14.27%	-10.71%	8.45%	11.06%

Ratios/supplemental data:
Net assets, end
of period (thousands)	$29,269		$24,098	$16,840	$29,359	$48,157	$79,335
Ratio of expenses to
average net assets:
Before fee waiver	1.29	%++	1.34%	1.43%	1.36%	1.28%	1.28%
After fee waiver	1.20	%++	1.21%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income
to average net assets:
Before fee waiver	1.10	%++	1.35%	1.75%	1.25%	0.74%	1.33%
After fee waiver	1.19	%++	1.48%	1.93%	1.36%	0.77%	1.36%
Portfolio turnover rate	15.92	%+	40.94%	40.35%	30.72%	31.83%	31.07%

^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Class

	Six Months
	Ended		Year Ended September 30,
	March 31,
	2022		2021	2020	2019	2018	2017
	(Unaudited)
Net asset value,
beginning of period	$56.07		$35.75	$42.29	$52.79	$51.06	$46.84
Income from
investment operations:
Net investment income^	0.39		0.86	0.84	0.69	0.53	1.02
Net realized and unrealized
gain/(loss) on investments	5.40		20.50	(6.65)	(6.53)	3.77	4.30
Total from
investment operations	5.79		21.36	(5.81)	(5.84)	4.30	5.32
Less distributions:
From net
investment income	(1.08)		(1.04)	(0.73)	(0.65)	(1.03)	(0.39)
From net realized
gain on investments	(6.47)		—	—	(4.01)	(1.54)	(0.71)
Total distributions	(7.55)		(1.04)	(0.73)	(4.66)	(2.57)	(1.10)
Net asset value,
end of period	$54.31		$56.07	$35.75	$42.29	$52.79	$51.06

Total return	11.26	%+	60.63%	-14.03%	-10.49%	8.72%	11.35%

Ratios/supplemental data:
Net assets, end
of period (thousands)	$323,073		$289,502	$192,576	$362,369	$701,542	$692,564
Ratio of expenses to
average net assets:
Before fee waiver	1.04	%++	1.09%	1.18%	1.11%	1.03%	1.03%
After fee waiver	0.95	%++	0.96%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income
to average net assets:
Before fee waiver	1.35	%++	1.59%	2.00%	1.50%	1.02%	2.02%
After fee waiver	1.44	%++	1.72%	2.18%	1.61%	1.05%	2.05%
Portfolio turnover rate	15.92	%+	40.94%	40.35%	30.72%	31.83%	31.07%

^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST CORNERSTONE FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Shares

	Six Months
	Ended		Year Ended September 30,
	March 31,
	2022		2021	2020	2019	2018	2017
	(Unaudited)
Net asset value,
beginning of period	$32.49		$22.76	$25.58	$28.20	$26.70	$25.69
Income from
investment operations:
Net investment income^	0.23		0.60	0.45	0.42	0.33	0.47
Net realized and unrealized
gain/(loss) on investments	2.12		9.64	(2.11)	(1.83)	1.81	1.53
Total from
investment operations	2.35		10.24	(1.66)	(1.41)	2.14	2.00
Less distributions:
From net
investment income	(0.73)		(0.51)	(0.34)	(0.42)	(0.40)	(0.22)
From net realized
gain on investments	(3.20)		—	(0.82)	(0.79)	(0.24)	(0.77)
Total distributions	(3.93)		(0.51)	(1.16)	(1.21)	(0.64)	(0.99)
Net asset value,
end of period	$30.91		$32.49	$22.76	$25.58	$28.20	$26.70

Total return	7.75	%+	45.53%	-6.89%	-4.71%	8.15%	7.83%

Ratios/supplemental data:
Net assets, end
of period (thousands)	$32,752		$29,443	$22,084	$26,739	$31,005	$28,939
Ratio of expenses to
average net assets:
Before fee waiver	1.44	%++	1.53%#	1.76%	1.64%	1.49%	1.57%
After fee waiver	0.90	%++	0.90%#	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income
to average net assets:
Before fee waiver	0.93	%++	1.38%	1.05%	0.92%	0.61%	1.12%
After fee waiver	1.47	%++	2.01%	1.91%	1.66%	1.20%	1.79%
Portfolio turnover rate	15.44	%+	36.13%	39.97%	38.12%	29.88%	24.82%

^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.
#	Includes expenses of Class A Shares which converted to Investor Class Shares on October 30, 2020.

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2022 (Unaudited)

NOTE 1 – ORGANIZATION

The Poplar Forest Partners Fund (the “Partners Fund”) and the Poplar Forest Cornerstone Fund (“Cornerstone Fund”), (each, a “Fund” and collectively, the “Funds”) are diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The investment objective of the Partners Fund is to seek long-term growth of capital. The investment objective of the Cornerstone Fund is to seek to achieve current income and long-term growth of capital. The Partners Fund currently offers Class A shares and Institutional Class shares. The Cornerstone Fund currently offers Investor Class shares. Class A shares are subject to a maximum front-end sales load of 5.00%, which decreases depending on the amount invested. The Partner Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2009.

The Cornerstone Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2014. At the close of business on October 30, 2020, the Cornerstone Fund’s Class A shares converted to the Institutional Class shares. On January 28, 2021, the class name changed from Institutional Class to Investor Class.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Funds’ prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2022 (Unaudited), Continued

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specific cost. Interest income is recorded on an accrual basis. Discounts on securities purchased are accreted over the life of the respective security. Premiums on securities purchased are amortized to the earliest call date. Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets. Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Funds distribute substantially all net investment income, if any, and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2022 (Unaudited), Continued

F.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of March 31, 2022, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. See Note 12 for information on a subsequent event.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities:  The Funds’ investments are carried at fair value. Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2022 (Unaudited), Continued

Investment Companies:  Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in level 1 of the fair value hierarchy.

Debt Securities: Debt securities are valued at the mean of the bid and asked prices furnished by an independent pricing service using valuation methods that are designed to represent fair value. These valuation methods can include matrix pricing and other analytical pricing models, market transactions, and dealer-supplied valuations. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most debt securities are categorized in level 2 of the fair value hierarchy.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices. To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Funds’ administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”). The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board of Trustees.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2022 (Unaudited), Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ securities as of March 31, 2022:

Partners Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$16,852,650	$—	$—	$16,852,650
Consumer Discretionary	52,759,845	—	—	52,759,845
Consumer Staples	15,897,965	—	—	15,897,965
Energy	28,418,415	—	—	28,418,415
Financials	86,831,625	—	—	86,831,625
Health Care	69,990,820	—	—	69,990,820
Industrials	27,424,625	—	—	27,424,625
Information Technology	22,355,245	—	—	22,355,245
Materials	4,492,075	—	—	4,492,075
Utilities	14,564,400	—	—	14,564,400
Total Common Stocks	339,587,665	—	—	339,587,665
Money Market Fund	12,139,208	—	—	12,139,208
Total Investments
in Securities	$351,726,873	$—	$—	$351,726,873

Cornerstone Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$1,056,361	$—	$—	$1,056,361
Consumer Discretionary	3,712,769	—	—	3,712,769
Consumer Staples	1,359,221	—	—	1,359,221
Energy	1,755,618	—	—	1,755,618
Financials	5,114,652	—	—	5,114,652
Health Care	5,230,591	—	—	5,230,591
Industrials	2,367,671	—	—	2,367,671
Information Technology	1,597,064	—	—	1,597,064
Materials	421,705	—	—	421,705
Utilities	817,530	—	—	817,530
Total Common Stocks	23,433,182	—	—	23,433,182
Fixed Income
Corporate Bonds	—	2,176,988	—	2,176,988
U.S. Treasury Notes	—	3,315,650	—	3,315,650
Total Fixed Income	—	5,492,638	—	5,492,638
Preferred Stock	—	657,566	—	657,566
Money Market Fund	903,054	—	—	903,054
U.S. Treasury Bills	—	2,249,296	—	2,249,296
Total Investments
in Securities	$24,336,236	$8,399,500	$—	$32,735,736

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2022 (Unaudited), Continued

Refer to the Funds’ schedules of investments for a detailed break-out of securities by industry classification.

In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds do not currently enter into derivatives transactions. Management is currently evaluating the potential impact of Rule 18f-4 on the Funds.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, amid the spread of COVID-19 variants, and the long-term impact on economies, markets, industries and individual companies are not known. The operational and financial performance of individual companies and the market in general depends on future developments, including the duration and spread of any future outbreaks and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Poplar Forest Capital, LLC (the “Adviser”) provides the Funds with investment management services under an investment advisory agreement. The Adviser furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, each Fund pays the Adviser a

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2022 (Unaudited), Continued

monthly management fee. For the Partners Fund, the fees are calculated at an annual rate of 0.85% of average daily net assets for the first $250 million of assets, 0.775% of the Fund’s average daily net assets for the next $750 million of assets, and 0.70% of the Fund’s average daily net assets in excess of $1 billion. For the Cornerstone Fund, the fees are calculated at an annual rate of 0.80% of average daily net assets for the first $250 million of assets, 0.70% of the Fund’s average daily net assets for the next $750 million of assets, and 0.60% of the Fund’s average daily net assets in excess of $1 billion. For the six months ended March 31, 2022, the advisory fees incurred by the Funds are disclosed in the statement of operations. Any amount due from the Adviser is paid monthly to the Funds.

The Funds are responsible for their own operating expenses. The Adviser has contractually agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees, and other class-specific expenses) to the extent necessary to limit each Fund’s aggregate annual operating expenses as a percent of average daily net assets as follows:

Partners Fund	0.95%
Cornerstone Fund	0.90%

Any such reduction made by the Adviser in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses. For the six months ended March 31, 2022, the Adviser reduced its fees in the amount of $145,170 and $84,195 in the Partners Fund and the Cornerstone Fund, respectively. No amounts were recouped by the Adviser. The expense limitation will remain in effect through at least January 27, 2023, and may be terminated only by the Trust’s Board of Trustees. The Adviser may recapture portions of the amounts shown below no later than the corresponding dates:

	9/30/2022	9/30/2023	9/30/2024	3/31/2025	Total
Partners Fund	$277,412	$541,745	$364,246	$145,170	$1,328,573
Cornerstone Fund	107,228	212,025	172,025	84,195	575,473

Fund Services serves as the Funds’ administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds. The Custodian is an affiliate of Fund Services. Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust, including the

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2022 (Unaudited), Continued

Chief Compliance Officer, are employees of Fund Services. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the six months ended March 31, 2022, are disclosed in the statement of operations.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC.

The Funds have entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Funds. The agreements provide for periodic payments by the Funds to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent fees). These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Funds during the six months ended March 31, 2022 are included in the statement of operations.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Partners Fund to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class A shares. The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. The 12b-1 fees accrued by the Fund’s Class A shares for the six months ended March 31, 2022 is disclosed in the statement of operations.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2022, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows.

	Purchases		Sales
		Non-		Non-
	Government	Government	Government	Government
Partners Fund	$—	$51,250,432	$—	$52,359,347
Cornerstone Fund	928,318	3,963,697	808,335	3,509,584

NOTE 7 – LINE OF CREDIT

The Partners Fund and the Cornerstone Fund have secured lines of credit in the amount of $55,000,000 and $4,000,000, respectively. These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2022 (Unaudited), Continued

connection with shareholder redemptions. The credit facility is with the Funds’ custodian, U.S. Bank N.A. During the six months ended March 31, 2022, the Funds did not draw upon their lines of credit.

At March 31, 2022, the Funds had no outstanding loan amounts.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the six months ended March 31, 2022 and the year ended September 30, 2021 was as follows:

	Six Months Ended	Year Ended
	March 31, 2022	September 30, 2021
Partners Fund
Ordinary income	$9,720,898	$5,892,082
Long-term capital gains	32,299,743	—

	Six Months Ended	Year Ended
	March 31, 2022	September 30, 2021
Cornerstone Fund
Ordinary income	$837,215	$472,669
Long-term capital gains	2,726,573	—

As of September 30, 2021, the most recently completed fiscal year end, the components of capital on a tax basis were as follows:

	Partners Fund	Cornerstone Fund
Cost of investments (a)	$228,405,945	$24,558,104
Gross unrealized appreciation	90,909,257	6,560,712
Gross unrealized depreciation	(5,890,355)	(646,066)
Net unrealized appreciation (a)	85,018,902	5,914,646
Undistributed ordinary income	8,538,769	723,973
Undistributed long-term capital gains	29,923,666	2,573,011
Total distributable earnings	38,462,435	3,296,984
Other accumulated gains/(losses)	—	—
Total accumulated earnings/(losses)	$123,481,337	$9,211,630

(a)
The difference between book-basis and tax-basis cost and net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sale adjustments and tax adjustments related to a transfer in-kind.

NOTE 9 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2022 (Unaudited), Continued

General Market Risk – Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in a Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of a Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.  For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may continue to have a significant negative impact on the performance of a Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which a Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

Value-Style Investing Risk (Both Funds) – Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time.

Debt Securities Risk (Both Funds) – The following risks are associated with the Funds’ investment in debt securities.

o
Prepayment and Extension Risk. The risk that the securities may be paid off earlier or later than expected. Either situation could cause securities to pay lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

o
Interest Rate Risk. The Funds’ investments in fixed income securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2022 (Unaudited), Continued

o
Credit Risk. The risk of loss on an investment due to the deterioration of an issuer’s financial strength. Such a deterioration of financial strength may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

o
High-Yield Securities Risk. Debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

Large-Sized Companies Risk (Partners Fund) – Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Medium-Sized Companies Risk (Both Funds) – Investing in securities of medium-sized companies may involve greater risk than investing in larger, more established companies because they can be subject to greater share price volatility than larger, more established companies.

NOTE 10 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. The following table reflects shareholders that maintain accounts of more than 25% of the voting securities of a Fund as of March 31, 2022:

Fund	Shareholder	Percent of Shares Held
Cornerstone Fund	Charles Schwab & Co.	37.86%

NOTE 11 – CHANGE IN TRUSTEE

Gail Duree retired as an independent trustee effective December 31, 2021.

NOTE 12 – SUBSEQUENT EVENT

On May 17, 2022 a supplement to the Partners Fund prospectus and statement of additional information was filed.  The supplement informed shareholders that Derek Derman now serves as Co-Portfolio Manager of the Partners Fund.

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST FUNDS

NOTICE TO SHAREHOLDERS at March 31, 2022 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-522-8860 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-522-8860. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at http://www.sec.gov. Information included in the Funds’ Form N-PORT is also available, upon request, by calling 1-877-522-8860.

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At meetings held on October 18 and December 7-8, 2021, the Board (which is comprised of four persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreements”) between Advisors Series Trust (the “Trust”) and Poplar Forest Capital LLC (the “Adviser”) on behalf of the Poplar Forest Partners Fund (the “Partners Fund”) and the Poplar Forest Cornerstone Fund (the “Cornerstone Fund”) (each, a “Fund,” and together, the “Funds”).  At both meetings, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENTS.  The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program, liquidity risk management program, business continuity plan, and risk management process.  Additionally, the Board considered how the Adviser’s business continuity plan has operated throughout the COVID-19 pandemic.  The Board further considered its knowledge of the Adviser’s operations and noted that during the course of the prior year they had met with certain personnel of the Adviser via videoconference to discuss the Funds’ performance and investment outlook as well as various marketing and compliance topics.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment processes, and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that they were satisfied with the nature, overall quality and extent of such management services.

2.
THE FUNDS’ HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of each Fund as of June 30, 2021 on both an absolute basis and a relative basis in comparison to its peer funds utilizing Morningstar classifications, appropriate securities market benchmarks, the Advisor’s similarly managed accounts, and a cohort that is comprised of

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

similarly managed funds selected by an independent third-party consulting firm engaged by the Board to assist it in its 15(c) review (the “Cohort”).  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. When reviewing a Fund’s performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Fund and such benchmarks as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

Partners Fund: The Board noted that the Fund outperformed each of the Morningstar peer group average, the Cohort average, and broad-based securities market benchmarks (both its primary and secondary benchmark indices) for the one-year period and underperformed for the three-, five-, and ten-year periods ended June 30, 2021.

The Board also considered the Fund’s performance compared to the Adviser’s similarly managed accounts, noting that there were no material differences between the performance of the Fund and the Adviser’s similarly managed accounts.

Cornerstone Fund: The Board noted that the Fund outperformed each of the Morningstar peer group average and broad-based securities market benchmarks (both its primary and secondary benchmark indices) for the one-year period but underperformed for the three- and five-year periods ended June 30, 2021.  The Board also considered that the Fund performed above the average of its Cohort for the one- and three-year periods but below the average for the five-year period.

The Board also considered that the Adviser does not manage any other accounts similarly to the Fund.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENTS.  In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to the peer funds and the Adviser’s similarly managed accounts for other types of clients, as well as expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

Partners Fund: The Board noted that the Adviser had contractually agreed to limit the annual expense ratio for the Fund to 0.95%, excluding certain operating expenses and class-level expenses (the “Expense Cap”).  The Board noted that the Fund’s total net expense ratio and contractual management fee were above the Morningstar peer group median and average.  The Board also considered that the contractual advisory fee and total net expense ratio were above the Cohort median and average.

The Board considered that the advisory fee of the Partners Fund was greater than or less than the fees charged by the Adviser to similarly managed account clients depending on the nature of the account.  The Board also took into consideration the services the Adviser provides to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.

Cornerstone Fund: The Board noted that the Adviser had contractually agreed to limit the annual expense ratio for the Fund to 0.90%, excluding certain operating expenses and class-level expenses (the “Expense Cap”).  The Board noted that the Fund’s total net expense ratio and contractual management fee were above the Morningstar peer group median and average.  Additionally, the Board noted that the contractual management fee was in line with the Cohort median and slightly below the average while the total net expense ratio for the Fund was below the Cohort median and average.  The Adviser represented that it does not manage any other accounts with investment strategies similar to the Fund for purposes of comparing fees.

The Board determined that it would continue to monitor the appropriateness of the advisory fees for the Funds and concluded that, at this time, the fees to be paid to the Adviser were fair and reasonable.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  In this regard, the Board noted that each Fund was structured with breakpoints in its advisory fee schedule and that the breakpoints were in effect with respect to the Partners Fund.  The Board also noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Cap.

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds.  The Board considered the profitability to the Adviser from its relationship with the Funds and considered any additional material benefits derived by the Adviser from its relationship with the Funds, such as Rule 12b-1 fees received from the Funds.  The Board also considered that the Funds do not utilize “soft dollar” benefits that may be received by the Adviser in exchange for Fund

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

brokerage.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreements was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements for the Funds, but rather the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangements with the Adviser, including the advisory fee, were fair and reasonable to the Funds.  The Board, including a majority of the Independent Trustees, therefore determined that the continuance of the Advisory Agreements for the Funds would be in the best interest of each Fund and its shareholders.

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST FUNDS

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

Each Fund has adopted a liquidity risk management program (the “program”). The Board has designated a committee at the Adviser to serve as the administrator of the program. The Adviser’s committee conducts the day-to-day operation of the programs pursuant to policies and procedures administered by the committee.

Under the program, the Adviser’s committee manages each Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of each Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period July 1, 2020 through June 30, 2021. No significant liquidity events impacting the Funds were noted in the report. The report noted that the Poplar Forest Fund and the Poplar Cornerstone Fund made use of their  lines of credit during the reporting period and that such lines were fully repaid in a timely manner. In addition, the committee provided its assessment that the program had been effective in managing each Fund’s liquidity risk.

Poplar Forest Funds Semi-Annual Report, March 2022

POPLAR FOREST FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Poplar Forest Funds Semi-Annual Report, March 2022

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Investment Adviser
Poplar Forest Capital, LLC
225 South Lake Avenue, Suite 950
Pasadena, CA  91101

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI  53202

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202
(877) 522-8860

Custodian
U.S. Bank National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY  10019

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-877-522-8860.

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*     /s/ Jeffrey T. Rauman
 Jeffrey T. Rauman, President/Chief Executive Officer/Principal
 Executive Officer

Date   6/6/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal
Executive Officer

Date   6/6/2022

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal Financial
Officer

Date   6/6/2022

* Print the name and title of each signing officer under his or her signature.